Exhibit 99.2

BY-LAWS
OF
RAND CAPITAL CORPORATION

ARTICLE I
SHAREHOLDERS

SECTION 1.   ANNUAL MEETING.  The annual meeting of the shareholders for the purpose of electing directors and of transacting such other business as may properly be brought before the meeting shall be held on the fourth Tuesday in April of each year or at such other time within thirty (30) days before or thirty (30) days after such date as the Chairman or the Board of Directors by resolution shall determine.

SECTION 2.   SPECIAL MEETINGS.  Special meetings of the shareholders may be called by the Chairman, President, the Board of Directors or the holders of not less than 25% of all the shares entitled to vote at the meeting.

SECTION 3.   NOTICE OF MEETINGS – WAIVER.  Not less than ten (10) or more than fifty (50) days notice of any regular or special meeting of the shareholders shall be given by the Secretary either personally or by mail to each shareholder entitled to vote.  Waiver by a shareholder of notice in writing of a shareholders’ meeting, signed by him, whether before or after the time of the meeting, shall be equivalent to giving of such notice.  Attendance by a shareholder without objection to the notice, whether in person or by proxy, at a shareholders’ meeting, shall constitute a waiver of notice of the meeting.

SECTION 4.   PLACE OF MEETING.  Meetings of the shareholders of the Corporation shall be held at the principal place of business of the Corporation or at such other place within or without New York State, as shall be determined by the Chairman of the Board or of the Board of Directors.

SECTION 5.   DETERMINATION OF SHAREHOLDERS OF RECORD FOR CERTAIN PURPOSES.  In order to determine the holders of record of the Corporation’s stock who are entitled to notice of meetings, to vote at a meeting or adjournment thereof, to receive payment of any dividend, or to make a determination of the shareholders of record for any other purpose, the Board of Directors will fix a date as the record date for such determination of shareholders.  Such date shall be no more than fifty (50) days prior to the date of action which requires such determination, nor, in the case of a shareholders’ meeting, shall it be less than ten (10) days in advance of such meeting.  If no record date is fixed for such determination of the shareholders, the date on which notice of the meeting is mailed or on which the resolution of the Board of Directors declaring a dividend is adopted, as the case may be, shall be the record date for such determination of the shareholders.  When a determination of shareholders entitled to vote at any meeting has been made as provided in this Section, such determination shall apply to any adjournment of such meeting.

SECTION 6.   PROXIES.  A shareholder may vote either in person or by proxy executed in writing by the shareholder, or his duly authorized attorney in-fact.  No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

SECTION 7.   QUORUM.  The presence in person or by proxy of holders of the majority of outstanding stock entitled to vote shall be necessary to constitute a quorum.  In case a quorum shall not be present at any duly called meeting, the majority of those present may adjourn the meeting from time to time, not exceeding thirty (30) days at any one time, until a quorum shall be present and the business of the meeting accomplished, and of such adjourned meeting, no notice need be given.

ARTICLE II

SHARES AND THEIR TRANSFER

SECTION 1.   CERTIFICATED OR UNCERTIFICATED SHARES.  The shares of the Corporation may be represented by certificates or they may be uncertificated shares.  Unless otherwise provided by the articles of incorporation, the board of directors may provide by resolution that some or all of any or all classes and series of the Corporation’s shares shall be uncertificated shares, provided that any such resolution shall not apply to shares represented by a certificate until the certificate is surrendered to the Corporation.

SECTION 2.   CERTIFICATED SHARES -- SIGNATURES. If shares of the Corporation are represented by certificates, the certificates shall be signed by the chairman or vice-chairman of the board or the president or a vice-president and the secretary or an assistant secretary or the treasurer or an assistant treasurer of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof.  The  signatures of the officers upon a certificate may be facsimiles if : (1) the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation itself or its employee, or (2) the shares are listed on a registered national securities exchange.  In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to hold his or her office before the certificate is issued, it may be issued by the Corporation with the same effect as if he or she held the office at the date of issue.

SECTION 3.   CERTIFICATED SHARES -- REQUIRED STATEMENTS.  Each certificate representing shares shall state upon its face: (1) the Corporation is formed under the laws of New York; (2) the name of the person or persons to whom the shares are issued; (3) the number and class of shares, and the designation of the series, if any, which the certificate represents.

SECTION 4.   MORE THAN ONE CLASS OF SHARES.  If the Corporation is authorized to issue more than one class of shares, then each certificate representing shares issued by the Corporation shall set forth upon the face or back of the certificate, or shall state that the Corporation will furnish to any shareholder upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of each class authorized to be issued and, if the Corporation is authorized to issue preferred shares in series, the designation, relative rights, preferences and limitations of each such series so far as the same have been fixed and the authority of the board to designate and fix the relative rights, preferences and limitations of other series.

SECTION 5.   UNCERTIFICATED SHARES -- REQUIRED NOTICES.  Within a reasonable time after the issuance or transfer of uncertificated shares by the Corporation, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates under Section 3 and Section 4 of this Article.  Except as otherwise expressly provided by law, the rights and obligations of holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

SECTION 6.   LOST, STOLEN OR DESTROYED STOCK CERTIFICATES.  No certificate for shares of stock of the Corporation shall be issued in place of any certificate alleged to have been lost, stolen or destroyed, except upon timely production of such evidence of the loss, theft or destruction and upon such indemnification of the Corporation and its agent to such extent and in such manner as the Board of Directors may from time to time prescribe.

ARTICLE III

DIRECTORS

SECTION 1.   NUMBER.  The number of directors constituting the entire board shall be such number, not less than three, as shall, from time to time, be designated by resolution of the Board of Directors subject to the limitations prescribed by law.

SECTION 2.   CHAIRMAN OF THE BOARD OF DIRECTORS AND CHAIRMAN OF THE EXECUTIVE COMMITTEE.  The Board of Directors shall elect a Chairman who shall also serve as Chairman of the Executive Committee.  The Chairman shall preside at all meetings of the Board of Directors and the Executive Committee.

SECTION 3.   ELECTION.  Members of the initial Board of Directors shall hold office until the first annual meeting of shareholders and until their successors shall have been elected and qualified.  At the first annual meeting of shareholders, and at each annual meeting thereafter, the shareholders shall elect directors to hold office until the next succeeding annual meeting.  Each director shall hold office for the term for which he is elected and until his successor shall be elected and qualified.  Any vacancy occurring in the Board of Directors by reason of death, resignation, removal (with or without cause) or disqualification of a director or increase in the number of directors or for any other reason, may be filled by a majority of the directors remaining, and such director shall serve until the next annual meeting of shareholders or until his successor is elected.  A director need not be a shareholder.

SECTION 4.   ANNUAL MEETING.  Immediately after the annual meeting of the shareholders at the place such meeting of the shareholders has been held, the Board of Directors shall meeting each year for the purpose of organization, election of officers, and consideration or any other business that may be properly brought before the meeting.  No notice of any kind to either old or new members of the Board of Directors for this annual meeting shall be necessary.  If a quorum of the directors be not present on the day appointed for the annual meeting, the meeting shall be adjourned to some convenient day.

SECTION 5.   REGULAR MEETINGS.  Regular meetings of the Board of Directors shall be held at such time as may from time to time be fixed by resolution of the Board, and no notice need be given of regular meetings.

SECTION 6.   SPECIAL MEETINGS.  Special meetings of the Board of Directors may be held at any time upon the call of the Chairman or five (5) members of the Board of Directors and shall be held upon notice by letter, telegram, cable or radiogram, delivered for transmission not later than during the third day immediately preceding the day for the meeting, or by word or mouth, telephone or radiophone received not later than one day before such meeting.  Notice of any special meeting of the Board of Directors may be waived in writing signed by the person or persons entitled to the notice, whether before or after the time of the meeting.

SECTION 7.   QUORUM.  A majority of the Board of Directors shall be necessary to constitute a quorum.

SECTION 8.   COMPENSATION.  Directors, as such, shall not receive any stated salary for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each meeting of the Board.  Members of the Executive Committee and other committees may be allowed like compensation for attending the committee meetings.

SECTION 9.   EXECUTIVE COMMITTEE.  The Board of Directors may, by a vote of a majority of the Board, designate an Executive Committee, to consist of three (3) or more of the directors, one of whom shall be the Chairman of the Board and another of whom shall be the President, if he be a director.  No member of the Executive Committee shall continue to be a member of it after he ceases to be a director of the Corporation.  The Board of Directors shall have the power at any time to increase or decrease the number of members of the Executive Committee, to fill vacancies on it, to remove any member of it, and to change its functions or terminate its existence.  During the intervals between meetings of the Board of Directors, subject to such limitations as may be prescribed by resolution of the Board of Directors, the Executive Committee shall have and may exercise all the authority of the Board of Directors, including power to authorize the seal of the Corporation to be affixed to all papers that may require it, but shall not have the authority to amend the by-laws of the Corporation or to fill vacancies on the Board of Directors or in any committee or to fix the compensation of the directors for serving on the Board or on any other committee.  All actions of the Executive Committee shall be reported at the meeting of the Board of Directors succeeding such action.  A majority of the Executive Committee shall be necessary to constitute a quorum for the transaction of any of its business.

SECTION 10.   OTHER COMMITTEES.  The Board of Directors may in its discretion appoint other committees which shall have such powers and perform such duties as from time to time may be prescribed by the board.  A majority of the members of any such committee may determine its action and fix the time and place of its meetings unless the board shall otherwise provide.  The board shall have the power at any time to change the membership of any such committee, to fill vacancies, and to discharge any such committee.

SECTION 11.   REMOVAL OF DIRECTORS.  Any director may be removed with or without cause at any time by a vote of the shareholders holding the majority of the shares of the Corporation and at any meeting called for that purpose.

SECTION 12.   ACTION WITHOUT A MEETING.  Any action required or permitted to be taken by the board or any committee thereof may be taken without a meeting if all members of the board or the committee consent in writing to the adoption of a resolution authorizing the action.  The resolution and the written consents thereto by the members of the board or committee may be executed simultaneously or in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.  The resolution and the written consents shall be filed with the minutes of the proceedings of the board or committee.

SECTION 13.   PRESENCE AT MEETING BY TELEPHONE.  Members of the Board of Directors or any committee thereof may participate in a meeting of such board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time.  Participation in a meeting by such means shall constitute presence in person at such meeting.

ARTICLE IV

OFFICERS

SECTION 1.   ELECTION.  The Board of Directors shall elect a President, Vice President, Secretary, Treasurer and such other officers as may be required.  Such officers shall serve at the pleasure of the Directors and shall receive compensation to be determined by the board.

SECTION 2.   PRESIDENT.  The President shall be the chief administrative and operating officers of the Corporation.  He shall be responsible for the investment policies and decisions of the Corporation.  He shall hire and supervise activities of and assign duties to all officers and employees of the Corporation, other than the Chairman of the Executive Committee and the Chairman of the Board.  He shall report directly to the Board of Directors acting as a body and to the Executive Committee acting as a body.

SECTION 3.   VICE PRESIDENT.  Each Vice President shall have such powers and perform such duties as the Board of Directors or the Executive Committee may prescribe or as the President may delegate to him.  At the request of the President, any Vice President may, in the case of the President’s absence or inability to act, temporarily act in his place.  In the case of the death of the President, or in the case of his absence or inability to act without having designated a Vice President to act temporarily in his place, the Vice President or Vice Presidents to perform the duties of the President shall be designated by the Board of Directors or the Executive Committee.

SECTION 4.   SECRETARY.  The Secretary shall keep the records and minutes of the Corporation, have charge of the certificate book and in general shall perform all duties customarily performed by the Secretary of a corporation.

SECTION 5.  TREASURER.  The Treasurer shall be the financial officer; shall have charge and custody of and be responsible for, all funds and deposits of all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board of Directors; and, in general, shall perform all the duties incident to the office of the Treasurer and such other duties as may be assigned to him by the Board of Directors or by the President.  The Treasurer shall render to the President and the Board of Directors whenever the same shall be required, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

ARTICLE V

SPECIAL CORPORATE ACTS

SECTION 1.   EXECUTION OF NEGOTIABLE INSTRUMENTS.  All checks, drafts, notes, bonds, bills of exchange and orders for the payment of money shall be signed by such officer or officers or agent or agents as shall be thereunto authorized from time to time by the Board of Directors.

SECTION 2.   EXECUTION OF DEEDS, CONTRACTS, ETC.  Subject always to the specific directions of the Board of Directors, all deeds and mortgages made by the Corporation and all other written contracts and agreements to which the corporation shall be a party shall be executed in its name by the Chairman, President or one of the Vice Presidents and when requested the Secretary shall attest to such signatures and affix the corporate seal to the instruments.

SECTION 3.   ENDORSEMENT OF STOCK CERTIFICATE.  Subject always to the specific directions of the Board of Directors, any share or shares of stock issued by any corporation and owned by the Corporation may, for sale or transfer, be endorsed in the name of the Corporation by the Chairman, President or one of the Vice Presidents and his signature shall be attested to by the Secretary who shall affix the corporate seal.

SECTION 4.   VOTING OF SHARES OWNED BY THE CORPORATION.  Subject always to the specific directions of the Board of Directors any share or shares of stock issued by any other corporation and owned or controlled by the Corporation may be voted at any shareholders’ meeting of the other corporation by the Chairman, President of the Corporation or by any Vice President.  Whenever, in the judgment of the Chairman or in his absence, the President, it is desirable for the Corporation to execute a proxy to give a shareholders’ consent in respect of any share or shares of stock issued by any other corporation and owned or controlled by the Corporation, the proxy or consent shall be executed in the name of the Corporation by the Chairman or the President without necessity of any authorization by the Board of Directors.  Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares of stock issued by the other corporation.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS AND OFFICERS

SECTION 1.   RIGHT OF INDEMNIFICATION.  Except to the extend expressly prohibited by law, the Corporation shall indemnify any person, made or threatened to be made, a party in any civil or criminal action or proceeding, including an action or proceeding by or in the right of the Corporation to procure a judgment in its favor or by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate is or was a director or officer of the Corporation or serves or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity, against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred in connection with such action or proceeding, or any appeal therein, provided that no such indemnification shall be required with respect to any settlement unless the Corporation shall have given its prior approval thereto.  Such indemnification shall include the right to be paid advances of any expenses incurred by such person in connection with such action, suit or proceeding, consistent with the provisions of applicable law.  In addition to the foregoing, the Corporation is authorized to extend rights to indemnification and advancement of expenses to such persons by i) resolution of the shareholders; ii) resolution of the directors or iii) an agreement, to the extent not expressly prohibited by law.

SECTION 2.   AVAILABILITY AND INTERPRETATION.  To the extent permitted under applicable law, the rights of indemnification and to the advancement of expenses provided in this Article VI (a) shall be available with respect to events occurring prior to the adoption of this Article VI, (b) shall continue to exist after any rescission or restrictive amendment of this Article VI with respect to events occurring prior to such rescission or amendment, (c) shall be interpreted on the basis of applicable law in effect at the time of the occurrence of the event or events giving rise to the action or proceeding or, at the sole discretion of the director or officer or, if applicable, the testator or intestate of such director or officer seeking such rights, on the basis of applicable law in effect at the time such rights are claimed and (d) shall be in the nature of contract rights that may be  enforced in any court of competent jurisdiction as if the Corporation and the director or officer for whom such rights are sought were parties to a separate written agreement.

SECTION 3.   OTHER RIGHTS.  The rights of indemnification and to the advancement of expenses provided in this Article VI shall not be deemed exclusive of any other rights to which any director or officer of the Corporation or other person may now or hereafter be otherwise entitled whether contained in the certification of incorporation, these by-laws, a resolution of the shareholders, a resolution of the Board of Directors or an agreement providing for such indemnification, the creation of such other rights being hereby expressly authorized.  Without limiting the generality of the foregoing, the rights of indemnification and to the advancement of expenses provided in this Article VI shall not be deemed exclusive of any rights, pursuant to statute or otherwise, of any director or officer of the Corporation or other person in any action or proceeding to have assessed or allowed in his or her favor, against the Corporation or otherwise, his or her costs and expenses incurred therein or in connection therewith or any part thereof.

SECTION 4.    SEVERABILITY.  If this Article VI or any part hereof shall be held unenforceable in any respect by a court of competent jurisdiction, it shall be deemed modified to the minimum extent necessary to make it enforceable, and the remainder of this Article VI shall remain fully enforceable.

ARTICLE VII

SEAL

SECTION 1.     The seal of the Corporation shall be in the form of a circle and shall bear the words “Corporate Seal, New York” and the name of the Corporation and the year of incorporation.

ARTICLE VIII

AMENDMENTS

These by-laws of the Corporation may be amended, added to or repealed at any meeting of the shareholders by the vote of the holders of record of a majority of the outstanding shares of the Corporation entitled to vote at the meeting, provided that notice of the proposed change shall have been given in the noted of the meeting.  The by-laws may also be amended, added to or repealed at any meeting of the Board of Directors by the vote of a majority of the board, provided that notice of the proposed change shall have been given in the notice of meeting.  However, any by-laws hereafter duly adopted at a meeting of the shareholders shall control the action of the Directors except as therein otherwise provided.

As amended
through 10/25/07